UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2021

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-222986	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)  On June 11, 2021, CNL Strategic Capital, LLC (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at which a quorum was present in person or by proxy.

(b)  At the Annual Meeting, the Company’s shareholders voted on a total of two proposals, as identified below, all of which were described in the Company’s 2021 Proxy Statement dated April 5, 2021 (the “2021 Proxy Statement”).

The following are the voting results on the proposals considered and voted upon at the Annual Meeting.

1.	Proposal 1:	The election of Mr. Arthur E. Levine to the board of directors of the Company (the “Board”) for a term expiring at the 2024 Annual Meeting. This proposal was passed, with voting results as follows:

For	Against	Withheld
4,476,903	51,421	185,724

The election of Mr. Robert J. Woody to the Board of the Company for a term expiring at the 2024 Annual Meeting. This proposal was passed, with voting results as follows:

For	Against	Withheld
4,475,182	47,142	191,724

2.	Proposal 2:	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021. This proposal was passed, with voting results as follows:

For	Against	Withheld
6,003,225	18,039	160,142

Item 8.01	Other Events.

Determination of Net Asset Value for the month ended May 31, 2021

On June 15, 2021, the Board determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy, as described under “Determination of Net Asset Value” in the Company’s prospectus, as amended and supplemented (“Prospectus”). Class FA and Class S shares are not being offered in the Company’s current public offering (the “Offering”). Additionally, pursuant to the Company's share repurchase program, the Company conducts quarterly share repurchases to allow its shareholders to sell all or a portion of their shares back to the Company at a price equal to the net asset value per share as of the last date of the month immediately prior to the repurchase date. The repurchase date for the Company's next quarterly repurchase will be June 30, 2021. The following table provides the Company’s aggregate net asset value and net asset value per share for its Class FA, Class A, Class T, Class D, Class I and Class S shares as of May 31, 2021:

Month Ended May 31, 2021	Class FA	Class A	Class T	Class D	Class I	Class S	Total
Net Asset Value	$147,055,288	$37,003,503	$26,263,388	$17,061,349	$104,909,123	$57,154,029	$389,446,680
Number of Outstanding Shares	4,576,538	1,205,169	860,313	566,230	3,378,041	1,770,386	12,356,677
Net Asset Value, Per Share	$32.13	$30.70	$30.53	$30.13	$31.06	$32.28
Net Asset Value, Per Share Prior Month	$31.75	$30.36	$30.21	$29.80	$30.70	$31.89
Increase in Net Asset Value, Per Share from Prior Month	$0.38	$0.34	$0.32	$0.33	$0.36	$0.39

Public Offering Price Adjustment

On June 15, 2021, the Board also approved the new per share public offering price for each share class in the Offering. The new public offering prices will be effective as of June 22, 2021 and will be used for the Company’s next monthly closing for subscriptions on June 30, 2021. The purchase price for Class A, Class T, Class D, and Class I shares purchased under the Company's distribution reinvestment plan will be equal to the net asset value per share as of May 31, 2021. The following table provides the new public offering prices and applicable upfront selling commissions and dealer manager fees for each share class available in the Offering:

	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$33.55	$32.05	$30.13	$31.06
Selling Commissions, Per Share	$2.01	$0.96
Dealer Manager Fees, Per Share	$0.84	$0.56

The Company has also posted this information on its website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling the Company by telephone at (866) 650-0650.

Declaration of Distributions

On June 15, 2021, the Board declared cash distributions on the outstanding shares of all classes of the Company's common shares based on a monthly record date, as set forth below:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share for Each Share Class
		Class FA	Class A	Class T	Class D	Class I	Class S
July 29, 2021	August 10, 2020	$0.104167	$0.104167	$0.083333	$0.093750	$0.104167	$0.104167

Third Amended and Restated Share Repurchase Program

On June 15, 2021, the Board approved and adopted a Third Amended and Restated Share Repurchase Program (the “Plan”). The Plan sets forth the terms and limitations, subject to the discretion of the Board, that the Company may repurchase shares from its shareholders. The date of the Plan is July 1, 2021 and will apply beginning with share repurchase requests in the third quarter of 2021. The Second Amended and Restated Share Repurchase Program will remain in effect for the repurchase date of June 30, 2021. The foregoing description is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Return Information

The following table illustrates year-to-date (“YTD”), trailing 12 months (“One Year Return”), Three Year Return, and cumulative total returns to May 31, 2021, with and without upfront sales load, as applicable:

	YTD Return(1)	1-Year Return(2)	3-Year Return(3)	Cumulative Total Return(4)	Cumulative Return Period
Class FA (no sales load)	8.9%	21.5%	45.0%	48.3%	February 7, 2018 - May 31, 2021
Class FA (with sales load)	1.9%	13.6%	35.5%	38.6%	February 7, 2018 - May 31, 2021
Class A (no sales load)	8.6%	20.6%	40.5%	42.1%	April 10, 2018 - May 31, 2021
Class A (with sales load)	-0.6%	10.3%	28.6%	30.0%	April 10, 2018 - May 31, 2021
Class I	8.8%	20.7%	41.2%	43.4%	April 10, 2018 - May 31, 2021
Class T (no sales load)	8.0%	18.7%	35.4%	35.6%	May 25, 2018 - May 31, 2021
Class T (with sales load)	2.9%	13.0%	29.0%	29.2%	May 25, 2018 - May 31, 2021
Class D	8.4%	19.7%	N/A	34.9%	June 26, 2018 - May 31, 2021
Class S (no sales load)	9.1%	22.1%	N/A	23.1%	March 31, 2020 - May 31, 2021
Class S (with sales load)	5.3%	17.8%	N/A	18.8%	March 31, 2020 - May 31, 2021

(1) For the period from January 1, 2021 to May 31, 2021.

(2) For the period from June 1, 2020 to May 31, 2021.

(3) For the period from May 1, 2018 to May 31, 2021.

(4) For the period from the date the first share was issued for each respective share class to May 31, 2021.

Total return is calculated for each share class as the change in the net asset value for such share class during the period and assuming all distributions are reinvested. Amounts are not annualized. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. For details regarding applicable sales load, please see the “Plan of Distribution” section in the Company’s Prospectus. Class I and D have no upfront sales load.

For the year to date period ended May 31, 2021, distributions were paid 87.3% from reimbursable expense support and 12.7% from offering proceeds.  For the years ended December 31, 2020, 2019 and 2018, distributions were paid from multiple sources and these sources included net investment income before expense support of 42.3%, 61.7% and 85.2%, reimbursable expense support of 33.2%, 23.5% and 11.1%, and offering proceeds of 24.5%, 14.8% and 3.7%, respectively. For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission. The Company may be required to repay expense support to the Manager and Sub-Manager in future periods which may reduce future income available for distributions. As of the date of this current report, management believes that reimbursement of expense support is not probable under the terms of the Expense Support and Conditional Reimbursement Agreement.

The Company has also posted this information on its website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling the Company by telephone at (866) 650-0650. The calculation of the Company’s net asset value is a calculation of fair value of the Company’s assets less the Company’s outstanding liabilities. For a discussion of how the fair values of the Company's investments have been impacted by the COVID-19 pandemic, please see Note 4. “Fair Value of Financial Instruments” in Item 1. “Financial Statements” in Part I of the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2021. Please also see “Risk Factors—Risks Related to Our Business—The outbreak of highly infectious or contagious diseases, including the current outbreak of the novel coronavirus (“COVID-19”), could materially and adversely impact our business, our operating businesses, our financial condition, results of operations and cash flows. Further, the spread of COVID-19 outbreak has caused severe disruptions in the U.S. and global economy and financial markets and could potentially create widespread business continuity issues of an as yet unknown magnitude and duration.”

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Third Amended and Restated Share Repurchase Program

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the ongoing and potential impact of the current outbreak of the COVID-19 pandemic on the economy and the broader financial markets, which may have a significant negative impact on the Company's (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2021		CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer